UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 11, 2005 ev3 Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51348	32-0138874
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Nathan Lane North Plymouth, Minnesota		55442
(Address of Principal Executive Offices)		(Zip Code)

(763) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On October 11, 2005, a purported shareholder class action lawsuit related to the proposal by ev3 Inc. (“ev3”) to acquire all of the outstanding shares of common stock of its majority-owned subsidiary, Micro Therapeutics, Inc. (“MTI”) that ev3 does not already own through an exchange offer followed by a merger (the “Proposed Transaction”), was filed in the Court of Chancery of the State of Delaware, in and for New Castle County, Delaware, naming MTI and each of its directors and ev3 as defendants. The lawsuit, Lascala Partners, LLC v. Micro Therapeutics, Inc., et al (Case No. CA1706-N), alleges that the defendants have and are breaching their fiduciary duties to the detriment of MTI’s stockholders by, among other things, denying MTI”s public stockholders the opportunity to obtain fair value for their equity interests by proposing a transaction at an inadequate premium.

The complaint seeks the following relief:  (1) certification of the lawsuit as a class action, (2) an injunction preventing the completion of the Proposed Transaction, (3) rescission of the Proposed Transaction or rescissory damages to the extent the Proposed Transaction is already implemented prior to final judgment, (4) compensation for the plaintiff and other members of the class for all damages sustained as a result of the defendants’ conduct, (5) directing that the defendants account to the plaintiff and other members of the class for all profits and any special benefits obtained as a result of their conduct; (6) costs and disbursements of the lawsuit, including attorneys’ fees and expenses and (7) such other relief as the court may find just and proper.

ev3 believes this lawsuit is without merit and plans to defend it vigorously.

Additional Information and Where to Find It

In connection with the Proposed Transaction, a registration statement on Form S-4, containing a prospectus, will be filed with the Securities and Exchange Commission (the “SEC”).  MTI stockholders are encouraged to read the registration statement and any other relevant documents filed with the SEC, including the prospectus that will be part of the registration statement, because they will contain important information about the Proposed Transaction.  The final prospectus will be mailed to stockholders of MTI.  Investors and security holders will be able to obtain the registration statement containing the prospectus (and the filings with the SEC that will be incorporated by reference into such documents) free of charge at the SEC’s web site, www.sec.gov, and from ev3 Investor Relations at (763) 398-7000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2005	ev3 Inc.

	By:		/s/ L. Cecily Hines
		Name:	L. Cecily Hines
		Title:	Vice President, Secretary and Chief Legal Officer